EXHIBITS

                                       TO

                            POST-EFFECTIVE AMENDMENT
                                     NO. 10

                                       TO

                        FORM N-1A REGISTRATION STATEMENT

                                      FOR

                               STRATUS FUND, INC.
                            1933 Reg. No. - 33-37928
                            1940 Reg No. - 811-6255

                                   EXHIBIT 16

               SCHEDULE OF COMPUTATION OF PERFORMANCE QUOTATIONS

                            EQUITY INCOME PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Equity Income Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Period Ending June 30, 1995

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,203 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,203
                                  T = .203 or 20.3% annualized

        Total Return from Inception (October 8, 1993) to June 30, 1995:

                      P       =   $1,000 (initial value)
                      n       =   1.7260 years (630 days)
                      ERV     =   $1,203 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1.7260 = 1,203
                                  T = .113 or 11.3% annualized

                        GOVERNMENT SECURITIES PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Government Securities Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Period Ending June 30, 1995:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,090 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,090
                                  T = .09 or 9% annualized

        Total Return from Inception (October 8, 1993) to June 30, 1995:

                      P       =   $1,000 (initial value)
                      n       =   1.7260 years (630 days)
                      ERV     =   $1,053 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1.7260 = 1,053
                                  T = .03 or 3% annualized

        The yield quotation for the Government Securities Portfolio described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ending June 30, 1995.

                              YIELD = 2[( a = 1)6 - 1]
                                          cd

        a      =      dividends   and  interest   earned   during   period  net
                      for  accrued  expenses (net of reimbursements) or $56,934
        c      =      the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends or 1,412,222.140

        d      =      the  maximum  offering  price per share on the last day of the period or $9.77

        The yield for the thirty (30) day period was 5.00%.

                     INTERMEDIATE GOVERNMENT BOND PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Intermediate Government Bond Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Period Ending June 30, 1995:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,079 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,079
                                  T = .079 or 7.9% annualized

        Total Return from Inception (May 15, 1991) to June 30, 1995:

                      P       =   $1,000 (initial value)
                      n       =   4.1288 years (1507 days)
                      ERV     =   $1,299 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)4.1288 = 1,205
                                  T = .066 or 6.6% annualized


        The yield quotation for the Intermediate Government Bond Portfolio described in the Statement of Additional Information was calculated according to the following formula for the 30 day period ending June 30, 1994.

                              YIELD = 2[( a = 1)6 - 1]
                                          cd

        a      =      dividends   and  interest   earned   during   period  net
                      for  accrued  expenses (net of reimbursements) or $23,039
        c      =      the  average  daily  number of shares  outstanding  during the period that were entitled to receive dividends or 522,875.421

        d      =      the  maximum   offering price per share on the last day of
                      the period or $10.56

        The yield for the thirty (30) day period was 5.06%.

                         CAPITAL APPRECIATION PORTFOLIO

        The Total Return information shown in the Statement of Additional Information for the Equity Income Portfolio was calculated as follows:

TOTAL RETURN:

        P(1 + T)n=ERV
        Where: P      =       a hypothetical initial payment of $1,000
                      T       =   average annual return
                      n       =   number of years
                      ERV     =   ending  redeemable  value of a hypothetical
                                  $1,000 payment made at the beginning of a period, at the end of the period

        The   computation  of  average  annual  return  assumes   dividends  and
distributions are reinvested at net asset value (as stated in the prospectus) on the reinvestment dates during the period.

        The ending redeemable value assumes a complete redemption at the end of the period.

        Total Return for the Period Ending June 30, 1995:

                      P       =   $1,000 (initial value)
                      n       =   1 year
                      ERV     =   $1,286 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)1 = 1,286
                                  T = .286 or 28.6% annualized

        Total Return from Inception (January 4, 1993) to June 30, 1995:

                      P       =   $1,000 (initial value)
                      n       =   2.4849 years (907 days)
                      ERV     =   $1,151 (ending redeemable value)

                      Solve for T:
                              $1,000 (1 + T)2.4849 = 1,151
                                  T = .058 or 5.8 annualized